VIRTUS KAR Mid-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2026
($ reported in thousands)

	Shares	Value
Common Stocks—96.4%
Consumer Discretionary—8.4%
Pool Corp.	179,152	$38,500
Rollins, Inc.	814,632	34,003
Ross Stores, Inc.	349,910	74,478
		146,981

Financials—14.5%
Hamilton Lane, Inc. Class A	485,086	38,239
Houlihan Lokey, Inc. Class A	515,362	69,126
Jack Henry & Associates, Inc.	364,369	50,188
LPL Financial Holdings, Inc.	159,301	44,872
MSCI, Inc. Class A	94,194	52,752
		255,177

Health Care—14.0%
Align Technology, Inc.(1)	277,702	46,837
Cooper Cos., Inc. (The)(1)	758,201	54,371
Globus Medical, Inc. Class A(1)	647,508	51,160
West Pharmaceutical Services, Inc.	260,777	93,619
		245,987

Industrials—48.3%
Advanced Drainage Systems, Inc., 0.070	395,410	62,064
Allegion plc	404,959	56,893
AMETEK, Inc.	486,050	117,595
API Group Corp.(1)	104,801	4,438
C.H. Robinson Worldwide, Inc.	257,375	48,474
EMCOR Group, Inc.	64,194	53,273
Equifax, Inc.	278,933	44,272
Exponent, Inc.	554,122	32,560
HEICO Corp. Class A	286,103	73,789
Lennox International, Inc.	84,989	48,695
Nordson Corp.	167,050	50,397
Old Dominion Freight Line, Inc.	240,011	51,986
Pentair plc	609,846	46,751
Verisk Analytics, Inc. Class A	295,741	53,094
Westinghouse Air Brake Technologies Corp.	377,198	101,693
		845,974

	Shares	Value

Information Technology—11.2%
Monolithic Power Systems, Inc.	66,171	$91,472
Teledyne Technologies, Inc.(1)	157,953	105,339
		196,811

Total Common Stocks (Identified Cost $1,153,709)		1,690,930

Total Long-Term Investments—96.4% (Identified Cost $1,153,709)		1,690,930

Short-Term Investment—0.7%
Money Market Mutual Fund—0.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 3.538%)(2)	11,884,170	11,884
Total Short-Term Investment (Identified Cost $11,884)		11,884

TOTAL INVESTMENTS—97.1% (Identified Cost $1,165,593)		$1,702,814
Other assets and liabilities, net—2.9%		50,213
NET ASSETS—100.0%		$1,753,027

Abbreviations:
MSCI	Morgan Stanley Capital International
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of June 30, 2026, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2026	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,690,930	$1,690,930
Money Market Mutual Fund	11,884	11,884
Total Investments	$1,702,814	$1,702,814
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2026.
There were no transfers into or out of Level 3 related to securities held at June 30, 2026.
See Notes to Schedule of Investments

VIRTUS KAR Mid-Cap Core Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2026
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the
Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.